UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2004

United Agri Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	333-111710 (Commission File Number)	47-0621017 (I.R.S. Employer Identification No.)

7251 W. 4th Street, Greeley, Colorado		80634
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (970) 356-4400

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

Exhibit No.	Document

99.1	Press Release dated February 2, 2004.

Item 12.    Results of Operations and Financial Condition.

On February 2, 2004, United Agri Products, Inc. (the “Company”) issued a press release announcing its results of operations for the third quarter of its 2004 fiscal year, which is furnished herewith as Exhibit 99.1.

This Current Report on Form 8-K is being furnished by the Company pursuant to Item 12 (“Results of Operations and Financial Condition”) of Form 8-K. The information in this Current Report on Form 8-K is furnished pursuant Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AGRI PRODUCTS, INC.
(Registrant)
February 2, 2004

	By:	/S/ DAVID W. BULLOCK

David W. Bullock
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release dated February 2, 2004

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